                                                                   Exhibit 10.30

                      PARTIAL ASSIGNMENT AND ASSUMPTION OF
                           PURCHASE AND SALE AGREEMENT

     THIS PARTIAL ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT (this "Assignment") is made and entered into as of this 30th day of December, 2003 by and between INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation, as Assignor ("Assignor"), and INLAND WESTERN NEW BRITAIN MAIN, L.L.C., a Delaware limited liability company, as Assignee ("Assignee").

                                    RECITALS:

     A.  Assignor previously has executed and entered into that certain
Purchase and Sale Agreement dated as of November 20, 2003, with DESCO Associates (as amended, the "Agreement").

     B. Assignor desires to assign its right, title and interest in, to and under the Agreement with respect to only the New Britain Real Property, as defined in the Agreement (and not with respect to the Bristol Real Property, as defined in the Agreement), to Assignee, and Assignee desires to accept such assignment and assumes all of Assignor's duties and obligations under the Agreement that arise and accrue from and after the date of this Assignment with respect to only the New Britain Real Property (and not with respect to the Bristol Real Property), all upon and subject to the terms and provisions of this Assignment.

                                   AGREEMENT:

     NOW, THEREFORE, in consideration of the foregoing Recitals, the mutual agreement of the parties hereto and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. INCORPORATION OF RECITALS. The foregoing Recitals are, by this reference, incorporated into the body of this Assignment as if the same had been set forth in the body of this Assignment in their entirety.

     2. ASSIGNMENT. Assignor hereby assigns, conveys, transfers and sets over to Assignee all of Assignor's right, title and interest in, to and under the Agreement with respect to only the New Britain Real Property (and not with respect to the Bristol Real Property).

     3. ACCEPTANCE OF ASSIGNMENT AND ASSUMPTION. Assignee hereby accepts the foregoing assignment and hereby assumes, and agrees to perform, all of Assignor's duties and obligations under the Agreement that arise and accrue from and after the date of this Assignment with respect to only the New Britain Real Property (and not with respect to the Bristol Real Property).

     4. SEVERABILITY. If any provision of this Assignment or the application thereof to any person or circumstance is or shall be deemed illegal, invalid or unenforceable, the remaining provisions of this Assignment shall remain in full force and effect and this Assignment shall be interpreted as if such illegal, invalid or unenforceable provision did not exist.

     5. BINDING EFFECT. Each provision of this Assignment shall extend to and shall bind and inure to the benefit of Assignor and Assignee and their respective heirs, legal representatives, successors and assigns.

     6. TIME OF ESSENCE. Time is of the essence of this Assignment and each provision hereof.

     7. ENTIRE AGREEMENT. This Assignment contains the entire agreement of Assignor and Assignee with respect to subject matter hereof. No prior agreements or understandings with respect to the subject matter hereof shall be valid or of any force or effect.

     8. GOVERNING LAW. This Assignment shall be governed by, and construed in accordance with, the laws of the State of Illinois.

     9. COUNTERPARTS. This Assignment may be executed in separate counterparts, each of which shall constitute an original copy hereof, but all of which shall constitute but one and the same agreement.

     IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the date and year first written above.

                                    ASSIGNOR:

                                    INLAND REAL ESTATE ACQUISITIONS, INC.,
                                    an Illinois corporation


                                    By: /s/ Karen M. Kautz
                                       ------------------------------------
                                        Name: Karen M. Kautz
                                             ------------------------------
                                        Its: Vice President
                                            -------------------------------

                                    ASSIGNEE:

                                    INLAND WESTERN NEW BRITAIN MAIN,
                                    L.L.C., a Delaware limited liability company

                                    By: INLAND WESTERN RETAIL REAL
                                        ESTATE TRUST, INC., its sole member

                                        By: /s/ Valerie Medina
                                           ---------------------------------
                                              Name: Valerie Medina
                                                   -------------------------
                                              Its:  Asst. Secretary
                                                  --------------------------

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